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[LOGO]

July x, 2012

[OWNER_NAME]
[OWNER_ADDR1]
OWNER_ADDR2 OWNER_ADDR3, OWNER_ZIP]

Re: EQUI-VEST(R) [MARKET] Contract No. [NUMBER]

Dear [OWNER_NAME]:

We appreciate the confidence you have shown by allowing us to help you provide for your retirement. Please take the time to review the important information below regarding the suspension of subsequent contributions.

Effective June 18, 2012, AXA Equitable suspended acceptance of contributions to your contract. However, because we were notified of mailing difficulties, WE ARE EXTENDING THE EFFECTIVE DATE TO AUGUST 20, 2012, for the contract listed above. Other contractual or state law restrictions may limit the amount of subsequent contributions you can make to your contract on or before August 17, 2012. Please note if you are a participant in our Automatic Investment Program
(AIP), your program will now automatically terminate as of Friday, August 17, 2012. If you are a participant in your employer's Payroll Deduction program, please ask your employer to terminate your program no later than Friday, August 17, 2012. Any contributions including 1035 Exchanges, transfers, rollovers, August 17, 2012, will be returned.

This change has no effect on amounts already invested in your contract. As we have for over 150 years, AXA Equitable will continue to honor its commitments to your existing assets. IF YOU HAVE A 403(B) OR 457(B) RETIREMENT ACCOUNT THROUGH YOUR SCHOOL OR MUNICIPALITY, THIS CHANGE WILL HAVE NO EFFECT ON THOSE CONTRACTS. We are taking this step, which is consistent with the terms of your contract, in light of historically low interest rates.

If you have any questions, please contact your Financial Professional or Customer Service at 800-628-6673, Monday - Thursday, 8 a.m. to 7 p.m. ET and until 5 p.m. on Fridays.

Sincerely,

Susan LaVallee
Senior Vice President

The above-mentioned variable annuity is issued by AXA Equitable Life Insurance Company (NY, NY) ("AXA Equitable") and co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. Guarantees are backed by the claims-paying ability of AXA Equitable, which has sole responsibility for its life insurance and annuity obligations.

GE-68326 (5/12)

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[LOGO]

July xx, 2012

[OWNER_NAME]
[OWNER_ADDR1]
OWNER_ADDR2 OWNER_ADDR3, OWNER_ZIP]

Re: EQUI-VEST(R) [MARKET] Contract No. [NUMBER]

Dear [OWNER_NAME]:

We appreciate the confidence you have shown by allowing us to help you provide for your retirement. Please take the time to review this letter regarding information contained in the May 1, 2012 EQUI-VEST prospectus.

THE MAY 1, 2012 EQUI-VEST PROSPECTUS YOU RECEIVED STATED THAT AXA EQUITABLE HAS DISCONTINUED ACCEPTANCE OF CONTRIBUTIONS OR LIMITED THE DOLLAR AMOUNT OF CONTRIBUTIONS TO CERTAIN CONTRACTS. HOWEVER, SERIES 500 AND 800 EQUI-VEST CONTRACTS ISSUED IN THE STATE OF MARYLAND SHOULD HAVE BEEN EXCLUDED FROM THESE RESTRICTIONS. WE ARE WRITING TO NOTIFY YOU THAT THESE LIMITATIONS DO NOT APPLY TO YOUR CONTRACT IDENTIFIED ABOVE OR ANY OTHER 403(B) OR 457(B) RETIREMENT ACCOUNT YOU MAY HAVE THROUGH YOUR SCHOOL OR MUNICIPALITY.

If you have any questions, please contact your Financial Professional or Customer Service at 800-628-6673, Monday - Thursday, 8 a.m. to 7 p.m. ET and until 5 p.m. on Fridays.

Sincerely,

/s/ Susan LaVallee

Susan LaVallee
Senior Vice President

The above-mentioned variable annuity is issued by AXA Equitable Life Insurance Company (NY, NY) ("AXA Equitable") and co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. Guarantees are backed by the claims-paying ability of AXA Equitable, which has sole responsibility for its life insurance and annuity obligations.

GE-69596 (7/12)